UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Value Fund

(All Share Classes)

(the “Fund”)

Supplement dated April 15, 2020

to the Summary Prospectuses and Prospectuses dated November 1, 2019, as supplemented

Effective immediately, except as provided below, the Fund will no longer be subject to a limited offering, and all limited offering disclosure relating to the Fund will be deleted.

Although Fund level limited offering provisions for the Fund are being lifted, the Class L Shares of the Fund will be subject to the limited offering provisions for Class L Shares contained in the prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-UMBV-420